SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : July 25, 1997


                       Saxon Asset Securities Trust 1997-2
             Mortgage Loan Asset Backed Certificates, Series 1997-2

             (Exact name of registrant as specified in its charter)


     Virginia                       34-020552                 52-1785164
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                    4880 Cox Road, Glen Allen, Virginia 23060
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (804) 967-7400

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
 This  report  consists  of 10 consecutively numbered pages.

Item 5.   Other Events.

          On   July   25,   1997    distributions   were   made   to   the
          Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 1997 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SAXON ASSET SECURITIES TRUST 1997-2,
                                MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES 1997-2



Date:    August 1, 1997                    By:   /s/ Bradley D. Adams
                                                     ---------------
                                                     Bradley D. Adams
                                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         July 25, 1997.                                6

                         Exhibit 99.1

                 Monthly Certificateholder Statement on July 25, 1997

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

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                                                SAXON ASSET SECURITIES TRUST 1997-2
-----------------------------------------------------------------------------------------------------------------------------------

                                              MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1997-2
                                                  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           25-July-97                                                                                           PAGE # 1
RECORD DATE:         24-June-97

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                 Original       Beginning                                 Interest Certificates Applied                Ending
                 Certificate    Certificate  Principal      Interest      Carry    Carryover    Realized               Certificate
                                                                          Forward               Loss    Total
Class Cusip #    Balance        Balance     Distribution    Distribution  Amount    Amount      Amount  Distribution     Balance
---------------------------------------------------------------------------------------------------------------------------------
 AF-1 805559AX9                                                                       N/A     N/A                  12,897,208.15
                 15,000,000.00  15,000,000.00   2,102,791.85     86,875.00      -                   2,189,666.85
 AF-2 805559AY7                                                                       N/A     N/A                  10,000,000.00
                 10,000,000.00  10,000,000.00              -     54,750.00      -                      54,750.00
 AF-3 805559AZ4                                                                       N/A     N/A                  31,000,000.00
                 31,000,000.00  31,000,000.00              -    171,275.00      -                     171,275.00
 AF-4 805559BA8                                                                       N/A     N/A                   9,000,000.00
                  9,000,000.00   9,000,000.00              -     51,000.00      -                      51,000.00
 AF-5 805559BB6                                                                       N/A     N/A                  16,000,000.00
                 16,000,000.00  16,000,000.00              -     94,200.00      -                      94,200.00
 AF-6 805559BL4                                                                       N/A     N/A                  10,000,000.00
                 10,000,000.00  10,000,000.00              -     60,708.33      -                      60,708.33
 AF-7 805559BK6                                                                       N/A     N/A                  15,552,000.00
                 15,552,000.00  15,552,000.00              -     90,720.00      -                      90,720.00
 MF-1 805559BC4                                                                       N/A                           2,090,000.00
                  2,090,000.00   2,090,000.00              -     12,548.71      -               -      12,548.71
 MF-2 805559BD2                                                                       N/A                           7,167,000.00
                  7,167,000.00   7,167,000.00              -     44,375.68      -               -      44,375.68
   BF 805559BE0                                                                       N/A                           3,643,000.00
                  3,643,000.00   3,643,000.00              -     23,360.74      -               -      23,360.74
 AV-1 805559BF7                                                                               N/A                 284,833,075.31
                293,561,000.00 293,561,000.00   8,727,924.69  1,490,821.00      -       -          10,218,745.69
 MV-1 805559BG5                                                                                                    13,896,000.00
                 13,896,000.00  13,896,000.00              -     72,244.73      -       -       -      72,244.73
 MV-2 805559BH3                                                                                                    26,924,000.00
                 26,924,000.00  26,924,000.00              -    144,845.51      -       -       -     144,845.51
   BV 805559BJ9                                                                                                    13,028,000.00
                 13,028,000.00  13,028,000.00              -     74,687.53      -       -       -      74,687.53
    C       N/A            N/A            N/A            N/A                  N/A     N/A     N/A                            N/A
                                                                         -                                     -
    R       N/A            N/A            N/A            N/A                  N/A     N/A     N/A                            N/A
                                                                         -                                     -
=================================================================================================================================
         TOTALS
                466,861,000.00 466,861,000.00  10,830,716.54  2,472,412.23      -       -       -  13,303,128.77  456,030,283.46
=================================================================================================================================

-------------------------------
LIBOR RATE            5.68750%
-------------------------------

Factor Information Per $1,000 of the Original Balance   Pass Through Rate


--------------------------------------------------------------------------------------------------------
                  Principal       Interest       Interest     Certificates     End Prin      Current
Class   Cusip #  Distribution   Distribution  Carry Forward     Carryover      Balance    Pass Through
                                                                                              Rate
--------------------------------------------------------------------------------------------------------

 AF-1 805559AX9                                    0.0000000          N/A  859.8138767       6.9500%
                  140.18612333     5.79166667
 AF-2 805559AY7                                    0.0000000          N/A 1000.0000000       6.5700%
                             -     5.47500000
 AF-3 805559AZ4                                    0.0000000          N/A 1000.0000000       6.6300%
                             -     5.52500000
 AF-4 805559BA8                                    0.0000000          N/A 1000.0000000       6.8000%
                             -     5.66666667
 AF-5 805559BB6                                    0.0000000          N/A 1000.0000000       7.0650%
                             -     5.88750000
 AF-6 805559BL4                                    0.0000000          N/A 1000.0000000       7.2850%
                             -     6.07083300
 AF-7 805559BK6                                    0.0000000          N/A 1000.0000000       7.0000%
                             -     5.83333333
 MF-1 805559BC4                                    0.0000000          N/A 1000.0000000       7.2050%
                             -     6.00416746
 MF-2 805559BD2                                    0.0000000          N/A 1000.0000000       7.4300%
                             -     6.19166736
   BF 805559BE0                                    0.0000000          N/A 1000.0000000       7.6950%
                             -     6.41250069
 AV-1 805559BF7                                    0.0000000    0.0000000  970.2687868       5.8975%
                   29.73121324     5.07840279
 MV-1 805559BG5                                    0.0000000    0.0000000 1000.0000000       6.0375%
                             -     5.19895869
 MV-2 805559BH3                                    0.0000000    0.0000000 1000.0000000       6.2475%
                             -     5.37979164
   BV 805559BJ9                                    0.0000000    0.0000000 1000.0000000       6.6575%
                             -     5.73284695
-----------------------------------------------------------------------------------------------------




If there are any questions or comments, please contact the Relationship Manager listed below



                                            ---------------------------------------

                                                        Mary Jo Davis
                                                        Texas Commerce Bank, N.A.
                                                        600 Travis Street,  8th Floor
                                                        Houston,  Texas  77002
                                                        (713) 216-4756

                                            ---------------------------------------





                                                        TEXAS COMMERCE BANK, N.A.
                                                             MASTER SERVICER


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
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                                              SAXON ASSET SECURITIES TRUST 1997-2
                                            MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                         SERIES 1997-2
                                                STATEMENT TO CERTIFICATEHOLDERS
---------------------------------------------------------------------------------------------------------------------------------

DIST DATE:        25-July-97                                                                                   PAGE #    2
RECORD DATE:      24-June-97



                                                                                              ---------------------------------
                                                                                                  Group I         Group II
                                                                                              ---------------------------------
Sec. 3.04 (a) (i)  Aggregate Scheduled Principal Balance
(c)                                                                                            117,620,953.73   339,511,439.45
                   Prepayment Amount
                                                                                                 1,744,476.21     7,694,453.00
                   Substitution Shortfalls Amount
                                                                                                            -                -
                   Repurchase Amounts
                                                                                                            -        74,814.44
                   Other Recoveries
                                                                                                            -                -
                   Extra Principal Distribution Amount
                                                                                                   270,751.79       829,452.76
                   Applied Realized Loss Amount
                                                                                                            -                -
                   Unpaid Realized Loss Amount
                                                                                                            -                -
                                                                                              ---------------------------------

Sec. 3.04 (a) (ii) Group I Net Rate                                                                                   9.64964%
                   Group II Net Rate                                                                                  9.02237%



Sec. 3.04 (a)      The Largest Mortgage Loan Balance Outstanding in Group I
(iii)                                                                                                             1,518,537.82
                   The Largest Mortgage Loan Balance Outstanding in Group II
                                                                                                                    879,781.03



                                                                                              ---------------------------------
                                                                                                  Group I         Group II
                                                                                              ---------------------------------
Sec. 3.04 (a) (iv) Servicing Fees
                                                                                                    51,071.95       144,754.23
                   Master Servicing Fees
                                                                                                     2,986.32         8,685.25
                                                                                              ---------------------------------




Sec. 3.04 (b)      The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans in each Group
(i)-(ii)
                   as of the Close of Business as of the end of the Related Prepayment Period


                                           ------------------------------------------------------------------------------------
                                                         Group I                                  Group II
                                           ---------------------------------------------------------------------------------------
                             Category      Number     Percentage Principal     Number         Percentage      Principal Balance
                                                                 Balance
                             -----------------------------------------------------------------------------------------------------
                             30-59 Days                 1.49621%                    115              3.08170%
                                               23                 1,759,858.77                                   10,462,720.70
                             60-89 Days                 0.48946%                     14              0.65850%
                                               8                    575,705.51                                    2,235,682.30
                             90+ Days                   0.00000%                     2               0.05398%
                                               -                             -                                      183,282.31
                             --------------------------------------------------------------------------------------------------

                                                                                              ---------------------------------
                                                                                                  Group I         Group II
                                                                                              ---------------------------------
Sec. 3.04 (b)      Number of Mortgage Loans in Foreclosure Proceedings                                               3
(iii)                                                                                                -
                   Scheduled Principal Balance of all Mortgage Loans in Foreclosure
                   Proceedings                                                                       -           229,551.24

                   Number of Mortgage Loans in Foreclosure in Prior Month
                                                                                                     -               -
                   Scheduled Principal Balance of all Mortgage Loans in Foreclosure in Prior
                   Month                                                                             -               -
                                                                                              ---------------------------------



                                                                                              ---------------------------------
                                                                                                  Group I         Group II
                                                                                              ---------------------------------
Sec. 3.04 (b) (iv) Number of Mortgagors in Bankruptcy
                   Proceedings                                                                       -                       4

                  Scheduled Principal Balances of Mortgage Loans in Bankruptcy Proceedings
                                                                                                     -              249,156.78
                                                                                              ---------------------------------



                                                                                              ---------------------------------
                                                                                                  Group I         Group II
                                                                                              ---------------------------------
Sec. 3.04 (b) (v)  Number of REO Preperties in the Prepayment Period
                                                                                                     -               -
                   Aggregate book value of REO Preperties
                                                                                                     -               -
                                                                                              ---------------------------------




                                                                               ------------------------------------------------
                                                                                  Servicer        Group I         Group II
                                                                               ------------------------------------------------
Sec. 3.04 (b) (vi) Number of 60+ Day Delinquent Loans                             Meritech           8               1
                                                                                 Ameriquest          -               15
                                                                               ------------------------------------------------
                   Amount by Principal Balance of 60+ Day Delinquent Loans        Meritech       575,705.51        84,418.19
                                                                                 Ameriquest          -          2,334,546.42
                                                                               ------------------------------------------------




                                                   TEXAS COMMERCE BANK, N.A.
                                                        MASTER SERVICER


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